UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 26, 2018

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                                           Entry Into a Material Definitive Agreement

On November 26, 2018, Idera Pharmaceuticals, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with JMP Securities LLC (“JMP”), pursuant to which the Company may issue and sell shares of its common stock, $0.001 par value per share, having an aggregate offering price of up to $50,000,000 (the “Shares”) through JMP as its agent.

Subject to the terms and conditions of the Agreement, JMP will use its commercially reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions, by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or if specified by the Company, by any other method permitted by law, including but not limited to in negotiated transactions. The Company or JMP may suspend or terminate the offering of Shares upon notice to the other party and subject to other conditions.

The Company has agreed to pay JMP commissions for its services in acting as agent in the sale of the Shares in the amount of 3.0% of gross proceeds from the sale of the Shares pursuant to the Agreement. The Company also has agreed to provide JMP with customary indemnification and contribution rights.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

Morgan, Lewis & Bockius LLP, counsel to the Company, has issued a legal opinion relating to the legality of the issuance and the sale of the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The Shares to be sold under the Agreement, if any, will be issued and sold pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-219851), previously filed with the Securities and Exchange Commission (“SEC”) on August 10, 2017, amended September 1, 2017 and September 8, 2017, and declared effective by the SEC on September 8, 2017. A prospectus supplement related to the offering is being filed with the SEC on November 26, 2018. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit Index

Exhibit No.	Exhibit Name
1.1	Equity Distribution Agreement, dated November 26, 2018, by and between Idera Pharmaceuticals, Inc. and JMP Securities LLC.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.

By:	/s/ Vincent J. Milano
Vincent J. Milano
Chief Executive Officer

Dated: November 26, 2018